Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                                                  EXHIBIT 10.33


CONFIDENTIAL INFORMATION

EXECUTION INSTRUMENT 1

ADDENDUM TO THE MASTER AGREEMENT FOR DATA COMMUNICATIONS AND VALUE ADDED SERVICES DATED JANUARY 20, 2000 (THE "AGREEMENT"), ENTERED INTO BY AND BETWEEN AVANTEL, S.A., HEREIN REPRESENTED BY ING. MIGUEL CALDERON LELO DE LARREA, ACTING AS THE LEGAL REPRESENTATIVE, HEREINAFTER REFERRED TO AS "AVANTEL," AND AOL MEXICO, S. DE R.L. DE C.V. HEREIN REPRESENTED BY LIC. EDUARDO ESCALANTE CASTILLO AND LIC. FERNANDO ZETINA ARBESU, ACTING AS LEGAL REPRESENTATIVES, HEREINAFTER REFERRED TO AS "AOL", BOTH AVANTEL AND AOL MAY JOINTLY BE REFERRED TO AS THE "PARTIES", UNDER THE FOLLOWING BACKGROUND, REPRESENTATIONS AND ARTICLES.

                                   BACKGROUND

I. On January 20, 2000, the PARTIES entered into the Agreement, under which AVANTEL provides AOL Port installation, activation, maintenance, and operation services ("Modems or Ports") for AOL Switched Access National Network, as provided in Section 1 of the Agreement and according to Exhibits "D" and "C" thereof. On October 31, 2001, the PARTIES entered into a Letter Agreement to amend certain terms of the Agreement ("Letter Agreement"). The Agreement and its Exhibits, together with the new and amended terms set forth in Letter Agreement, shall be hereinafter referred to as the "MAIN AGREEMENT".

II. Considering the local service provider failed to provide AVANTEL [ ** ] switched E1's (hereinafter the [ ** ] E1's) to provide AOL the service as set forth in the MAIN AGREEMENT, AOL requested directly to the local service provider, only for this time, the [ ** ] E1's as provided in Section 1.1.(a) of the MAIN AGREEMENT.

III. AVANTEL made payment to AOL for MexP$ [ ** ] for payment of the [ ** ] E1's and reduced the corresponding monthly price of Ports which are served by those [** ] E1's the equivalent amount.

                                 REPRESENTATIONS

I. PARTIES hereto acknowledge that this ADDENDUM shall only be applicable for the rates of [ ** ] Ports delivered through [ ** ] E1's, modifying Section 2 of the MAIN AGREEMENT only regarding the rates of such the [ ** ] Ports [ ** ] E1's). All the other terms and conditions of the MAIN AGREEMENT, shall remain in full force and effect, and any dispute resulting from this document shall be subject to that provided in such MAIN AGREEMENT.

II. PARTIES hereto acknowledge that personality and faculties they claim, acknowledging that such faculties have not been revoked, modified or limited any way, and therefore they may bind themselves under the terms of this ADDENDUM.

III.  This ADDENDUM, signed by the parties, is made part of the MAIN AGREEMENT.

IV. PARTIES hereto agree to execute this ADDENDUM under the terms and conditions set forth hereinbelow.


EXECUTION INSTRUMENT

CONFIDENTIAL INFORMATION

                                    ARTICLES

FIRST.  PURPOSE.

PARTIES agree to execute this ADDENDUM in order to modify the rates set forth in
Section 2 of the MAIN AGREEMENT, sole and exclusively regarding the [ ** ] E1's for the provision of services by AVANTEL, as established in the Background and the Representations of this ADDENDUM, and as provided in the MAIN AGREEMENT. Therefore, AOL shall pay the costs of the [ ** ] E1's that had been directly required by AOL to the local service provider. AOL shall provide a 24 x 7 technical point of contact to act as a liaison between AVANTEL and the local service provider with respect to troubleshooting for the [ ** ] E1's. In the event that AOL fails to pay on time to the local service provider any invoice referred to the [ ** ] E1's and it is cause of suspending the services by the local service provider, AVANTEL shall not be responsible of the interruption of the services and the penalties established in section 2.1(h) of the MAIN AGREEMENT, shall have no effects.

The price of the [ ** ] Ports for which AOL ordered the [ ** ] E1's directly from the local service provider shall be equal to the then-current Modem price (plus applicable taxes) as set forth in the MAIN AGREEMENT, or any amendment thereto, less the then-current cost of the E1 local trunks from the local service provider (e.g., the monthly price of the Ports for which AOL ordered the local trunk from Telmex would currently be set at MexP[ ** ] (plus applicable taxes) minus MexP[ ** ] = MexP[ ** ].

SECOND.  GENERAL RATE CONDITIONS.

The payment by AOL of the [ ** ] switched E1's, according to the rates described in the article above, shall be made monthly, in Mexican Pesos, plus the corresponding V.A.T., as provided under Section 2.1 of the MAIN AGREEMENT. Should AOL be delayed in the payment of such rates, the Rates set forth in parts number 2.3 and 8.2(c) of the MAIN AGREEMENT shall be applicable. These rates shall be annually reviewed.

AOL may not assign, resale, alienate, or transfer the service and the rates subject matter of this ADDENDUM, and subject matter of the MAIN AGREEMENT, except in the case of its affiliates, subsidiaries or branch offices.

THIRD.  SCOPE OF THE RATES

PARTIES hereto agree these rates shall only be applicable for the [ ** ] E1's. The rates for the rest of the E1's requested shall be as set forth in the MAIN AGREEMENT.

FOURTH.  PENALTIES.

Should AOL early terminate the MAIN AGREEMENT, the following penalties shall be applicable for the early termination of the [ ** ] E1's, considering the first month as of August 1, 2000. If AOL cancels a portion of the [ ** ] Ports served by the [ ** ] E1's, AOL shall pay AVANTEL a pro rata amount of the relevant fee for early termination of such ports. For example, if AOL cancelled [ ** ] Ports in Mexico City, in January, 2002, AOL would pay an early termination penalty of MexP$ [ ** ] (i.e., [ ** ] Ports multiplied by MexP$ [ ** ] per Port).



EXECUTION INSTRUMENT

CONFIDENTIAL INFORMATION

Such penalties are independent to the penalties set forth in the MAIN AGREEMENT.

---------------------------- -------------------------- -------------------------- --------------------------
                               Penalty based on % of                                    Per Port Early
 Month (from August 2000)       initial payment by          Early Termination         Termination Penalty
                                  Avantel to AOL             Penalty (MexP$)                (MexP$)
---------------------------- -------------------------- -------------------------- --------------------------
        August 2000                    97.2%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
      September 2000                   94.4%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       October 2000                    91.7%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       November 2000                   88.9%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       December 2000                   86.1%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       January 2001                    83.3%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       February 2001                   80.6%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
        March 2001                     77.8%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
        April 2001                     75.0%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
         May 2001                      72.2%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
         June 2001                     69.4%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
         July 2001                     66.7%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
        August 2001                    63.9%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
      September 2001                   61.1%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       October 2001                    58.3%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       November 2001                   55.6%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       December 2001                   52.8%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       January 2002                    50.0%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       February 2002                   47.2%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
        March 2002                     44.4%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
        April 2002                     41.7%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
         May 2002                      38.9%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
         June 2002                     36.1%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
         July 2002                     33.3%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
        August 2002                    30.6%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
      September 2002                   27.8%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       October 2002                    25.0%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       November 2002                   22.2%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       December 2002                   19.4%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       January 2003                    16.7%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
       February 2003                   13.9%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
        March 2003                     11.1%                     [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
        April 2003                     8.3%                      [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
         May 2003                      5.6%                      [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
         June 2003                     2.8%                      [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------
         July 2003                     0.0%                      [ ** ]                     [ ** ]
---------------------------- -------------------------- -------------------------- --------------------------

FIFTH.  PENALTIES PROCEDURE.

Should AOL early terminate the MAIN AGREEMENT, AVANTEL shall be awarded with a maximum fifteen (15) calendar days term to provide AOL the invoice for the corresponding early termination penalty charge, according to the amounts established in the table of articles above. These amounts do not include V.A.T. EXECUTION INSTRUMENT

CONFIDENTIAL INFORMATION

Such invoice shall be paid by AOL within the thirty (30) working days following the delivery date of such invoice. Should payment be not received by AVANTEL for reasons attributable to AOL, within the terms agreed in this article, AOL agrees to pay AVANTEL monthly past due interests at 1.75 times the Equilibrium Interbank Deposit Rate (TIIE), on outstanding balances, as of the expiration date of the term agreed for the payment and until the payment is effectively made.

SIXTH.  CONFIDENTIALITY.

This ADDENDUM shall be considered as confidential by the PARTIES, and shall be governed as stated in Section 9 of the MAIN AGREEMENT.

SEVENTH.  LANGUAGE.

This Addendum may be executed in Spanish and English, provided however that the Spanish version shall always prevail in the event of any disputes concerning this Addendum.

EIGHTH.  TERM.

The term of this ADDENDUM shall commence as of its execution date, and shall be in force for the same term as the MAIN AGREEMENT, or may be terminated early if amounts due are paid in full by AOL.

NINTH.  JURISDICTION, INTERPRETATION AND ENFORCEABILITY.

For the interpretation, fulfillment and enforceability of this document, PARTIES submit themselves to the applicable laws and competent federal courts in Mexico City, Federal District, expressly waving any other forum to which they could be entitled resulting from their present or future domiciles.

Considering this ADDENDUM contains no article contrary to law, and contains no willful act, bad intention or any other reason that may invalidate it, PARTIES sign two copies on October 31, 2001.

                                                   AVANTEL, S.A.



                                      /s/ ING. MIGUEL CALDERON LELO DE LARREA
                                      ---------------------------------------
                                        ING. MIGUEL CALDERON LELO DE LARREA


                                          AOL MEXICO, S. DE R.L. DE C.V.

                                      /s/ LIC. EDUARDO ESCALANDATE CASTILLO
                                      ----------------------------------------
                                         LIC. EDUARDO ESCALANTE CASTILLO


                                      /s/ LIC. FERNANDO ZETINA ARBESU
                                      ----------------------------------------
                                          LIC. FERNANDO ZETINA ARBESU

CONFIDENTIAL

October 31, 2001

Ing. Miguel Calderon Lelo de Larrea
Sales Director
AVANTEL, S.A.
Reforma #265
Col. Juarez C.P. 06600
Deleg, Cuauhtemoc,
Mexico, D.F.

         Re: Letter Agreement between AOL Mexico, S. de R.L. de C.V. ("AOL") and
             AVANTEL, S.A ("AVANTEL")

Dear Ing. Calderon:


         This letter agreement, including Exhibit 1 ("Letter Agreement"), summarizes our mutual understanding regarding the amended terms under which AOL Mexico, S. de R.L. de C.V. ("AOL") shall purchase modems and related services on a monthly basis from AVANTEL, S.A. ("AVANTEL") in Mexico. Pursuant to this binding Letter Agreement, AOL and AVANTEL hereby agree to the terms set forth on the attached exhibit ("Key Terms"), effective as of October 1, 2001.

         AOL and AVANTEL are parties to that certain Master Agreement for Data and Communications and Value Added Services (Mexico), dated as of January 20, 2000 (the "Agreement"). The parties hereby agree to enter into a definitive document to amend the Agreement no later than December 31, 2001. In the event the parties are unable to agree on terms by December 31, 2001, the parties hereby agree that the Key Terms contained in this Letter Agreement shall govern for the duration of the Agreement, as amended herein (until January 20, 2005).

         Except as expressly provided herein, nothing in this Letter Agreement shall be deemed to waive or modify any of the provisions of the Agreement, or any amendment or addendum thereto. In the event of any conflict between the Agreement and the Key Terms contained in Exhibit 1, the document later in time shall prevail. Except as provided in this Letter Agreement, all other terms and conditions are in full force and effect as of the date hereof. This Letter Agreement may be executed in Spanish and English, provided however that the Spanish version shall always prevail in the event of any disputes concerning this Letter Agreement.

         If the terms of this Letter Agreement are acceptable to AVANTEL, please indicate acceptance by signing both copies of this Letter Agreement and returning one copy.

Sincerely,

AOL Mexico, S. de R.L. de C.V.


By: /s/ EDUARDO ESCALANTE CASTILLO              /s/ FERNANDO ZETMA ARBOSU
    ---------------------------------------     ------------------------------
    Lic. Eduardo Escalante Castillo             Lic. Fernando Zetma Arbosu

Acknowledged and Agreed,

AVANTEL, S.A.


/s/  MIGUEL CALDERON LELO DE LARREA
-------------------------------------------
Name:  Ing. Miguel Calderon Lelo de Larrea
Title:  Sales Director
Date:

                                    EXHIBIT 1

                                  AOL - AVANTEL
                                    KEY TERMS

1. PURCHASE COMMITMENT. From October 1, 2001, AOL will maintain a total of
[ ** ] Modems from AVANTEL during the Term of the Master Agreement for Data and Communications and Value Added Services (Mexico) ("Agreement"); provided however, that if AOL decommissions any number of Modems that causes AOL to fall below the Purchase Commitment, then AOL shall only be liable for the cancellation penalties as set forth in Section 7 herein. The cancellation penalties set forth herein shall not be applicable to the [ ** ] E1's AOL requested directly from the local service provider, which shall be governed by the terms and conditions established in the Addendum entered into by the parties on October 31, 2001.

2. EXTENSION OF TERM. The parties agree to extend the term of the Agreement by two (2) years to January 20, 2005 ("Term").

3. PRICE. The [ ** ] of the [ ** ] shall be [ ** ] plus [ ** ] per [ ** ] per Modem from [ ** ] through [ ** ]. For subsequent [ ** ], the parties shall
[ ** ] by [ ** ] of the [ ** ] with the intent to [ ** ] of the [ ** ] for the [ ** ]. The parties [ ** ] that if, for any [ ** ] on the [ ** ] the price for that [ ** ] shall be set at the [ ** ] equivalent [ ** ] and shall be based on the [ ** ].

4. VOLUME DISCOUNT. AVANTEL shall commit to the volume discounts set forth below for all Modems installed pursuant to the terms of the Agreement or the Letter Agreement or any other arrangement between the parties. Once the aggregate number of Modems exceeds one of the volume thresholds in the table below, the relevant price corresponding to that threshold applies to all Modems, not just to the excess number of Modems above the threshold. The volume discount schedule shall adjust proportionately when the price of the Modems is reset on October 1st of each year.

------------------------------------------------------------------------------
(I)    TELMEX LOCAL TRUNKS
------------------------------- ----------------------------------------------
                                         MONTHLY RENT PER PORT
------------------------------- ---------------------- -----------------------
                                    PRICE IN PESOS            PRICE
------------------------------- ---------------------- -----------------------
              MODEMS                OCT 01 - SEP 02       (US DOLLARS)
------------------------------- ---------------------- -----------------------
           Up to 24,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------
          25,000-29,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------
          30,000-34,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------
          35,000-39,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------
          40,000-44,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------
          45,000-49,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------

------------------------------------------------------------------------------
(II)   AOL LOCAL TRUNKS
------------------------------------------------------------------------------
                                         MONTHLY RENT PER PORT
------------------------------- ---------------------- -----------------------
                                    PRICE IN PESOS            PRICE
------------------------------- ---------------------- -----------------------
              MODEMS                OCT 01 - SEP 02       (US DOLLARS)
------------------------------- ---------------------- -----------------------
           Up to 24,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------
          25,000-29,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------
          30,000-34,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------
          35,000-39,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------
          40,000-44,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------
          45,000-49,999                 [ ** ]               [ ** ]
------------------------------- ---------------------- -----------------------

NOTES:

AOL must select the currency for billing that will apply for ALL ports.

This prices include:
-- End User Port Access (only local service)
-- Server Access
-- Routers (According AOL requirements)

The demarcation point will be set at the LAN port of the router installed at the designated AOL US Site.

Prices are Valid for Dallas, TX as AOL's only Meet Point in the U.S.

The following services must be provided by AOL to the end Customer:
-- Technical Support
-- Customer Service
-- Software for the service (CD/Diskette)
-- Space in server for e-mail service.
-- Invoicing
-- Marketing, advertising, etc.
-- AVANTEL, will not be responsible of providing these services to AOL or AOL's Customers. AVANTEL will provide a unique invoice for all the contracted services. Charges for national access number (800 service) are not included and will be billed separately, pursuant to the Agreement. AOL will not be able to resell, alienate or grant this proposal. This Service and Pricing is ONLY for AOL and its subsidiaries. This proposal does not include taxes.

5. MODEM PRICE FOR AOL - ORDERED LOCAL TRUNKS. In the event that AOL ordered or orders the local trunk directly from Telmex, the price of the Modems shall be equal to the then-current Modem price (plus applicable taxes) less the then-current cost of the Telmex local trunks (e.g., the monthly price of the Modems for which AOL ordered the local trunk from Telmex would currently be set at MexP [ ** ] (plus applicable taxes) minus MexP [ ** ] = MexP [ ** ].

6. MARKET PRICE. Except as set forth herein, the market price clause in the Agreement, Section 2.5, shall remain in effect. However, AOL is not required to maintain sixty percent (60%) of its installed base of Modems in Mexico with AVANTEL. Therefore, Section 2.5(c) of the market price clause shall be deleted. AOL hereby agrees to maintain an installed base of [ ** ] Modems through the end of the Term.

7. CANCELLATION PENALTIES/EARLY TERMINATION CHARGES. Cancellation charges (for Modems decommissioned prior to the end of the Term) shall be in effect through the end of the Term (January 20, 2005) based on the modified schedule of cancellation penalties. Section 8.2.c of the Agreement shall be deleted in its entirety and replaced with the following:

(a) If AOL's installed base of Modems falls below the Purchase Commitment (any amount less than [**] Modems during the Term), AOL will pay a one-time cancellation penalty per Modem which corresponds to the length of time a Modem has been in service as set forth in the table below. Such cancellation charges shall not apply beyond the expiration of the Term.

       ---------------------------------- ---------------------------
       Months of Service For each Modem       Termination charge
          at the time Termination is            in US Dollars
                   Effective                        ($)
       ---------------------------------- ---------------------------
                     1-12                           [ ** ]
       ---------------------------------- ---------------------------
                     13-24                          [ ** ]
       ---------------------------------- ---------------------------
                     25-36                          [ ** ]
       ---------------------------------- ---------------------------
                     37-48                          [ ** ]
       ---------------------------------- ---------------------------
                     49-60                          [ ** ]
       ---------------------------------- ---------------------------


[ ** ]. For example, if [ ** ] installed (a) [ ** ] in [ ** ], (b) [ ** ] and
(c) [ ** ] and [ ** ], and [ ** ] the corresponding [ ** ] for [ ** ] below the [ ** ] would be: [ ** ]. For the remaining [ ** ], [ ** ] would [ ** ] a [ ** ] is beyond [ ** ] and the [ ** ] have been [ ** ] as set forth below in [ ** ] of this section.

(b) For Modems ordered after fulfillment of the Purchase Commitment (any amount in excess of [ ** ] Modems), AOL may cancel, without penalty or liability, such Modems upon thirty (30) days prior written notice to AVANTEL; provided, however, that such Modems have been installed for at least eighteen (18) months. If AOL cancels such Modem(s) prior to the expiration of that eighteen (18) month period, AOL shall reimburse AVANTEL for reasonable, verifiable out-of-pocket expenses for the first year such Modems were in service, which may include, but are not limited to: non-recurring charges for local trunks, for the first year of service, investments in incremental port capacity, and cancellation penalties from AVANTEL's suppliers. AVANTEL shall provide AOL with documentation to verify these charges, if any.

(c) After acceptance of an order by AVANTEL, AOL may cancel or modify such Order in whole or in part at any time before the delivery date; provided that AOL shall reimburse AVANTEL for reasonable verifiable out-of-pocket expenses which may include, but are not limited to: non-recurring charges for local trunks, investments in incremental port capacity, cancellation penalties from AVANTEL's suppliers. AVANTEL shall provide AOL with documentation to verify these charges, if any.

8. FAILURE TO DELIVER. AOL shall deliver to AVANTEL a rolling forecast of its estimated Modem requirements, six (6) months prior to the date AOL requires such Modems. Within sixty (60) days following the date the forecast was submitted to AVANTEL, AOL shall submit an Order for Modems based on such forecast.

In the event AOL does not submit an Order to AVANTEL based in whole or in part on such forecast within the sixty (60) days as set forth above, such Order be deemed an accepted Order and AVANTEL shall deliver to AOL the Modems on the delivery date specified by AOL, according with the term established below. Within ten (10) days after receipt of an Order from AOL, AVANTEL shall notify AOL of its acceptance or rejection of such Order. If AVANTEL fails to provide AOL with an acceptance notice within such ten-day period, then such Order shall be deemed rejected by AVANTEL as of the last day of such ten-day period. Modems corresponding to an accepted Order shall be delivered no later than one-hundred twenty (120) days from the AVANTEL's acceptance of the Order (the "Delivery Date"), unless otherwise agreed by the parties.

(a) In case that AOL modifies in any way the Order submitted to AVANTEL after the sixty (60) days described above, when it has been accepted according with the previous paragraph, AOL reimburse AVANTEL for reasonable, verifiable out-of-pocket expenses which may include, but are not limited to: non-recurring charges for local trunks, investments in incremental port capacity, cancellation penalties from AVANTEL's suppliers. AVANTEL shall provide AOL with full documentation to verify these expenses, if any.

(b) Acceptance testing of an Order shall be as set forth in Section 3 of the Agreement

(c) AOL shall not be required to accept Modems delivered prior to the Delivery Date, unless otherwise agreed by the parties. AOL shall not be responsible for any costs or expenses incurred by AVANTEL for Modems delivered or ready to be delivered prior to the Delivery Date.

If AVANTEL fails to deliver Modems corresponding to an accepted Order by the Delivery Date in cities listed in Attachment 1, and without modifications of an Order by AOL according to the procedures established herein, AVANTEL will provide to AOL, an ongoing daily credit equal to one-half of the pro-rated daily Modem charges that would have applied to such Modems, which credit will cease when such Modems are delivered. If such Modems are not delivered within thirty
(30) days of the Delivery Date, AOL may cancel, at no cost or liability to AOL, the unfilled portion of the Order for such Modems.

9. BLOCKED MODEMS. Within thirty (30) days of the Effective Date of the definitive document amending the Agreement and in any event no later than November 30, 2001, the parties shall (1) establish requirements for network traffic studies and traffic reports that AVANTEL shall provide to AOL on a weekly and monthly basis beginning thirty (30) days after the Effective Date of the definitive document amending the Agreement and in any event no later than November 30, 2001; and (2) work in good faith to develop rules and procedures governing local trunk reconfigurations to resolve the "false busy" and "blocked call" problems affecting AOL members' ability to connect to available Modems in certain cities.

10. NOTICES. Section 14.5 of the Agreement shall be deleted in its entirety and replaced with the following:

"All notices, requests, demands, and determinations under the Agreement (other than routine operational communications), shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) when delivered by e-mail with return receipt requested, (iii) one (1) business day after being given to an express, overnight courier with a reliable system for tracking delivery, or (iv) when sent by confirmed facsimile with a copy delivered by another means specified in this Section, and, with respect to clauses (i) through (iv), addressed as follows:

If to AVANTEL:
Reforma #265
Col. Juarez C.P. 06600
Deleg. Cuauhtemoc,

Mexico, D.F.
Attn: Sales manager and Customer Services c.c. Direciun Juridica Avantel
Attn:  Senior Manager
Carretera Libre Mexico - Toluca Nol. 5714, 20 piso
Col. Lomas de Memetla
C.P. 05330 en Mexico, D.F.

If to AOL:
America Online, Inc.
22270 Pacific Boulevard
Dulles, VA 20166
Attn:  Sr. Vice President, Global Access Networks
Fax:  (703) 265-5988

AOL Mexico
Blvd. Manuel Avila Camacho 36, Piso 5
Col. Lomas de Chapultepec
Mexico D. F. 11000
Attn:  General Counsel
Fax:  5284-6897

AOL Mexico
Blvd. Manuel Avila Camacho 36, Piso 5
Col. Lomas de Chapultepec
Mexico D. F. 11000
Attn:  Operations Director
Fax:  5284-6897

A Party may from time to time change its address or designee for notification purposes by giving the other Party notice of the new address or designee and the date upon which it shall become effective."

11. TRAFFIC ROUTING. AVANTEL shall provide routing of network traffic to AOL-specific sites other than those specified in the Agreement and all remote AOL data centers and distributed caching sites, provided that the cost of routing to such other AOL-specified sites does not exceed the cost of routing the equivalent traffic to the locations specified in the Agreement. In the event that routing such traffic to such other AOL-specified sites or sites, exceeds the cost of routing to the locations specified in the Agreement, AOL shall pay such additional non-recurring or recurring costs (including additional costs incurred for routing traffic to more than a single site, as specified by AOL), as mutually agreed upon by the parties at that time.


------------------------ ------------------------- ----------------------------
CITIES                   STATE                     CITY TYPE
------------------------ ------------------------- ----------------------------
Aguascallientes          AGS                       On Net EA
------------------------ ------------------------- ----------------------------
Celaya                   GTO                       On Net EA
------------------------ ------------------------- ----------------------------
Cludad De Mexico         DF                        On Net EA
------------------------ ------------------------- ----------------------------
Cludad Juarez            CHIH                      On Net EA
------------------------ ------------------------- ----------------------------
Cludad Vailes            SLP                       On Net EA
------------------------ ------------------------- ----------------------------
Cludad Victoria          TAMPS                     On Net EA
------------------------ ------------------------- ----------------------------
Cordoba                  VER                       On Net EA
------------------------ ------------------------- ----------------------------
Cuautla                  MOR                       On Net EA
------------------------ ------------------------- ----------------------------
Cuernavaca               MOR                       On Net EA
------------------------ ------------------------- ----------------------------
Chihuahua                CHIH                      On Net EA
------------------------ ------------------------- ----------------------------
Guadalajara              JAL                       On Net EA
------------------------ ------------------------- ----------------------------
Guanajuato               GTO                       On Net EA
------------------------ ------------------------- ----------------------------
Irapuato                 GTO                       On Net EA
------------------------ ------------------------- ----------------------------
Jalapa                   VER                       On Net EA
------------------------ ------------------------- ----------------------------
Leon                     GTO                       On Net EA
------------------------ ------------------------- ----------------------------
Matamoros                TAMPS                     On Net EA
------------------------ ------------------------- ----------------------------
Merida                   YUC                       On Net EA
------------------------ ------------------------- ----------------------------
Monterrey                NL                        On Net EA
------------------------ ------------------------- ----------------------------
Ocotlan                  JAL                       On Net EA
------------------------ ------------------------- ----------------------------
Orizaba                  VER                       On Net EA
------------------------ ------------------------- ----------------------------
Pachuca                  HGO                       On Net EA
------------------------ ------------------------- ----------------------------
Poza Rica                VER                       On Net EA
------------------------ ------------------------- ----------------------------
Puebta                   PUE                       On Net EA
------------------------ ------------------------- ----------------------------
Queretaro                QRO                       On Net EA
------------------------ ------------------------- ----------------------------
Reynosa                  TAMPS                     On Net EA
------------------------ ------------------------- ----------------------------
Saltillo                 COAH                      On Net EA
------------------------ ------------------------- ----------------------------
San Luis Potosl          SLP                       On Net EA
------------------------ ------------------------- ----------------------------
Tampico                  TAMPS                     On Net EA
------------------------ ------------------------- ----------------------------
Tehuacan                 PUE                       On Net EA
------------------------ ------------------------- ----------------------------
Tepatitlan De Morelos    JAL                       On Net EA
------------------------ ------------------------- ----------------------------
Texcoco                  MEX                       On Net EA
------------------------ ------------------------- ----------------------------
Tijuana                  BCN                       On Net EA
------------------------ ------------------------- ----------------------------
Tlaxcala                 TLAX                      On Net EA
------------------------ ------------------------- ----------------------------
Toluca                   MEX                       On Net EA
------------------------ ------------------------- ----------------------------
Torreon                  COAH                      On Net EA
------------------------ ------------------------- ----------------------------
Tula                     HGO                       On Net EA
------------------------ ------------------------- ----------------------------
Tulancingo               HGO                       On Net EA
------------------------ ------------------------- ----------------------------
Veracruz                 VER                       On Net EA
------------------------ ------------------------- ----------------------------
Zacatecas                ZAC                       On Net EA
------------------------ ------------------------- ----------------------------




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